Exhibit 10.2
2003-000017-H
HEALTH INSURANCE CONTRACT
NO. 03-017H FOR THE
NORTH HEALTH REGION
BETWEEN
PUERTO RICO HEALTH INSURANCE ADMINISTRATION
AND
TRIPLE S, INC.
This Amendment entered into this 18th day of July, 2006, at San Juan, Puerto Rico, by and between PUERTO RICO HEALTH INSURANCE ADMINISTRATION, a public instrumentality of the Commonwealth of Puerto Rico, organized under Law 72 approved on September 7, 1993, hereinafter referred to as the “ADMINISTRATION”, represented by its Executive Director, Nancy Vega Ramos and TRIPLE S, INC. a domestic corporation duly organized and doing business under the laws of the Commonwealth of Puerto Rico, with employer social security number ###-##-####, hereinafter referred to as the “INSURER” represented by its Chief Executive Director, Socorro Rivas.
WITNESSETH
In consideration of the mutual covenants and agreements hereinafter set forth, the parties, their personal representatives and successors, agree as follows:
WHEREAS: On June 13th, 2002, the ADMINISTRATION and INSURER entered into Contract No. 03-017 for the North Health Region, a three-year contract with an effective date of July 1st, 2002 (the “Contract”) subject to annual renegotiations of the premiums. Said contract provides health insurance coverage to all enrollees in and within the North Health Area/Region, composed of the municipalities of Arecibo, Barceloneta, Camuy, Ciales, Florida, Hatillo, Lares, Manatí, Morovis, Quebradillas, Utuado and Vega Baja.
WHEREAS: On July 2005 and due to the assessment that was being conducted by the Evaluating Commission for the Health Reform Program the ADMINISTRATION agreed with the Insurer to amend the contract for another twelve consecutive months until June 30, 2006.
WHEREAS: Considering that the ADMINISTRATION is in the process of amending the State Plan to introduce several changes and initiatives in accordance with the Commonwealth fiscal situation; it has agreed with the Insurer to amend the contract with respect to the following Articles as provided herein.
HENCEFORTH: The Contract is hereby amended to read as follows:
ARTICLE I
DEFINITIONS
In Article I, the following definition is amended and substituted to read as follows:
CONTRACT TERM: The contract term is for sixty-three (63) months after its effective date July 1st, 2002 until September 30, 2007.
ARTICLE XVIII
PAYMENT OF PREMIUMS
In Article XVIII letters (c, d and e) are added to paragraph three (3) to read as follows:

3.	The monthly premiums

a.

1.

b.

1.

c.	The aforementioned premium rates (FY 2005-2006, amendment number 03-017G signed October 10, 2005) constitute the interim rates for the period beginning July 1st, 2006 to September 30, 2006, until a final rate be negotiated and agreed upon by the parties. Payments will be made from account number 5030-113.
d.	The interim rate for July 1st, 2006 to September 30, 2006, shall be subject to an adjustment in the event there is a difference between the interim and final agreed premium rate.

e.	For the period beginning October 1st, 2006 to September 30, 2007 a different rate will be negotiated between the parties in accordance with the new coverage that will become effective on October 1st , 2006.
ARTICLE XXVIII
Effective Date and Term In Article XXVIII, paragraph (5) is deleted; paragraph (6) is renumbered as (5) and paragraph (1) is amended to read as follows:
1.	This contract shall be in effect starting at 12:01 AM Puerto Rico Time on July 1st, 2002, and is due on September 30, 2007
ARTICLE XL
MODIFICATION OF COVERAGE AND CONTRACT
A new Article XL is added to read as follows:
A.	The Administration will define the health services coverage for the population in accordance with their health needs, determined eligibility type and income level.

B.	Several dispositions of the contract could be amended to include:
1.	Utilizations review and Quality Assurance

2.	Information Systems and Reporting Requirements

3.	Plan Compliance Evaluation Program

4.	Preventive Medicine Program

5.	Mental Health Program

6.	Demonstration Project

7.	Pharmacy Benefits Management

8.	Penalties and Sanctions Clauses
C.	The aforementioned clauses do not preclude that during the process of evaluation of the contract and implementation of new models, other dispositions could be amended.

D.	The ADMINISTRATION reserves the right to modify the contract to replicate, on any Region, the “Integrated Regional Services Model” being implemented in the Metro-North Region. Such modification will be the result of either an RFP process or an extension of the contract with current region insurers.
The present amendments take precedence and shall prevail over any remaining sections and articles of the contract which are maintained but could conflict with these amendments.
This being the amendment that the parties have agreed to, each party places its initials at the margin of each of the pages contained herein, and affixes below its signature. In San Juan, Puerto Rico, on this 18th day of July, 2006.

/s/ Nancy Vega Ramos

NANCY VEGA RAMOS, MHs, HIA, MHP
Executive Director
Puerto Rico Health Insurance Administration

/s/ Socorro Rivas

SOCORRO RIVAS
Chief Executive Officer
Triple S, Inc.

/s/ Luis A. Marini

LUIS A. MARINI, DMD
Chief Executive Officer

Triple-C, Inc.